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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
      Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):   JUNE 23, 1999



                        FIRSTWORLD COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)



        DELAWARE                      0-24953                 33-0521976
(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)


  7100 E. BELLEVIEW AVENUE, SUITE 210,
     GREENWOOD VILLAGE, COLORADO                                 80111
(Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code:  (303) 874-8010

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ITEM 5.  OTHER EVENTS

    FirstWorld Communications, Inc., a Delaware corporation (the "Company"),
                                                                  -------
announced on June 23, 1999 that it has acquired all of the outstanding capital stock of inQuo, a Nevada corporation ("inQuo"), for approximately $1.15 million.
                                       -----
A copy of the press release of the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.


                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


    Date: July 8, 1999                FIRSTWORLD COMMUNICATIONS, INC.



                                      By:  /s/  Sheldon S. Ohringer
                                           ------------------------------
                                           Sheldon S. Ohringer
                                           Chief Executive Officer and President



                                EXHIBITS INDEX

Exhibit     Description
-------     -----------

99.1 Press Release, dated June 23, 1999, issued by the Company announcing the acquisition of inQuo.

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